UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

DownREIT and DownREIT II Prospectus Supplements

On May 4, 2021, Welltower Inc., a Delaware corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a new automatic shelf registration statement on Form S-3 (No. 333-255766) (the “New Registration Statement”), to replace the Company’s existing automatic shelf registration statement on Form S-3 (No. 333-225004) filed with the SEC on May 17, 2018 (the “Prior Registration Statement”). In connection with the filing of the New Registration Statement, the Company also filed with the SEC two prospectus supplements (the “DownREIT Prospectus Supplements”) to the prospectus dated May 4, 2021, which was included in the New Registration Statement. The DownREIT Prospectus Supplements will continue offerings that were previously covered by prospectus supplements and the accompanying prospectus to the Prior Registration Statement relating to: (i) the registration and possible issuance of up to 620,731 shares of the Company’s common stock (the “Common Stock”), par value $1.00 per share (the “DownREIT Shares”), that may be issued from time to time if, and to the extent that, certain holders of Class A units (the “DownREIT Units”) of HCN G&L DownREIT, LLC, a Delaware limited liability company (the “DownREIT”), tender such DownREIT Units for redemption by the DownREIT, and HCN DownREIT Member, LLC, a majority-owned indirect subsidiary of the Company (including its permitted successors and assigns, the “Managing Member”), or a designated affiliate of the Managing Member, elects to assume the redemption obligations of the DownREIT and to satisfy all or a portion of the redemption consideration by issuing DownREIT Shares to the holders instead of or in addition to paying a cash amount; and (ii) the registration and possible issuance of up to 475,327 shares Common Stock (the “DownREIT II Shares”), that may be issued from time to time if, and to the extent that, certain holders of Class A units (the “DownREIT II Units,” and collectively with the DownREIT Units, the “Units”) of HCN G&L DownREIT II LLC, a Delaware limited liability company (the “DownREIT II”), tender such DownREIT II Units for redemption by the DownREIT II, and the Managing Member, or a designated affiliate of the Managing Member, elects to assume the redemption obligations of the DownREIT II and to satisfy all or a portion of the redemption consideration by issuing DownREIT II Shares to the holders instead of or in addition to paying a cash amount.

Registration of the DownREIT Shares and the DownREIT II Shares as provided in the DownREIT Prospectus Supplements does not necessarily mean that any of the holders of Units will exercise their redemption rights with respect to the Units or that the Managing Member will elect to assume the redemption obligations of the DownREIT and the DownREIT II and to satisfy all or a portion of the redemption consideration by issuing DownREIT Shares and DownREIT II Shares to the holders instead of or in addition to paying a cash amount.

At-the-Market Offering

On May 4, 2021, the Company also entered into an equity distribution agreements (the “Equity Distribution Agreement”) with (i) Robert W. Baird & Co. Incorporated, Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BOK Financial Securities, Inc., Citigroup Global Markets Inc., Comerica Securities, Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Loop Capital Markets LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, TD Securities (USA) LLC, Truist Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC as sales agents (when acting in this capacity, individually, a “Sales Agent” and, collectively, the “Sales Agents”) and forward sellers (when a sales agent is acting in this capacity, individually, a “Forward Seller” and, collectively, the “Forward Sellers”) and (ii) the forward purchasers (as set out below) relating to issuances, offers and sales of shares of Common Stock. In accordance with the terms of the Equity Distribution Agreement, the Company may offer and sell up to $2,000,000,000 of Common Stock (together with shares of Common Stock that may be sold pursuant to the forward sale agreements described below, the “ATM Shares”) from time to time through any of the Sales Agents (acting in their capacity as Sales Agents or as Forward Sellers, as described below).

Concurrently with entry into the Equity Distribution Agreement, the Company entered into separate master forward sale confirmations (collectively, the “Master Forward Sale Confirmations”) between the Company and each of Bank of America, N.A., Bank of Montreal, The Bank of New York Mellon, Barclays Bank PLC, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Raymond James & Associates, Inc., Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, UBS AG, London Branch and Wells Fargo Bank, National Association (when acting in this capacity, individually, a “Forward Purchaser” and collectively, the “Forward Purchasers”).

The Equity Distribution Agreement provides that, in addition to the issuance and sale of the ATM Shares by the Company through the Sales Agents, the Company also may enter into forward sale agreements under the Master Forward Sale Confirmations. In connection with each particular forward sale agreement, the relevant forward purchaser or its affiliates will, at the Company’s request, borrow from third parties and, through the relevant Sales Agent, sell a number of the ATM Shares equal to the number of ATM Shares underlying the particular forward sale agreement (the Sales Agents, when acting as agents for Forward Purchasers, individually, a “Forward Seller” and, collectively, the “Forward Sellers”). In no event will the aggregate number of Shares sold through the Sales Agents, whether as an agent for the Company or as a Forward Seller, under the Equity Distribution Agreement and any forward sale agreements, have an aggregate sales price in excess of $2,000,000,000.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller. The Company expects to physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company would expect to receive per share cash proceeds at settlement equal to the forward sale price under the relevant forward sale agreement. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant forward purchaser.

Sales of the ATM Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed with the applicable Sales Agent, or by means of any other existing trading market for the Common Stock or to or through a market maker other than on an exchange. The offer and sale of the ATM Shares has been registered on the New Registration Statement pursuant to a prospectus supplement filed with the SEC on May 4, 2021.

The foregoing description of certain terms of the Equity Distribution Agreement and the Master Forward Sale Confirmations and the transactions contemplated by the Equity Distribution Agreement and the Master Forward Sale Confirmations does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Equity Distribution Agreement and the form of Master Forward Sale Confirmation, which are filed herewith as Exhibits 1.1 and 1.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated as of May 4, 2021, between Welltower Inc., the sales agents and forward sellers named therein and the related forward purchasers.

1.2	Form of Master Forward Sale Confirmation.

5.1	Opinion of Gibson, Dunn & Crutcher LLP regarding the DownREIT Shares and the DownREIT II Shares.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the ATM Shares.

8.1	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the DownREIT Shares.

8.2	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the DownREIT II Shares.

8.3	Tax Opinion of Gibson, Dunn & Crutcher LLP regarding the ATM Shares.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibits 5.1, 5.2, 8.1, 8.2 and 8.3 hereto).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Executive Vice President – General Counsel & Corporate Secretary

Date: May 5, 2021